EXHIBIT 99.1






                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Trustcorp Mortgage Company Employee Retirement Savings Plan (the Plan) Annual Report on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James W. Kunzler, President of Trustcorp Mortgage
Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

                                By:



                                /s/ James W. Kunzler
                                --------------------------------------
                                James W. Kunzler
                                President

June 27, 2003

A signed original of this written statement has been provided to Trustcorp Mortgage Company and will be retained by Trustcorp Mortgage Company and furnished to the Securities and Exchange Commission or its staff upon request.